USE8273/1105

QUADRIGA SUPERFUND, L.P.
SUBSCRIPTION AGREEMENT

Any person considering subscribing for the units should carefully read and review a current prospectus. The prospectus should be accompanied by the most recent monthly report of each Series.

The date printed on the front of the prospectus can be no later than 9 months old. If the date is more than 9 months old, new materials are available and must be utilized.

1 Check box in **Section 1** if this is an addition to an existing account and list Limited Partner #.

2 Enter the name and address (no post office boxes) of the investor and (if applicable) joint investor in **Section 2**.
For UGMA/UTMA (Minor), enter the Minor's name, followed by "Minor", and address (no post office boxes) in **Section 2**, and enter the custodian name in **Section 6**.
For Trusts, enter the Trustee(s) name(s) and the Trustee(s) address in **Section 2** and the Trust name in **Section 3**.
For Corporations, Partnerships, and Estates, enter the officer or contact person and the entity address in **Section 2** and the entity name in **Section 3**.
Investors who are not individuals may be required to furnish a copy of organizing or other documents evidencing the authority of such entity to invest in each Series. For example, Trusts may be required to furnish a copy of each trust agreement, Corporations must furnish a corporate resolution or by laws.

3 If the mailing address is different from the residence address, please fill in **Section 4**.

4 Enter the Custodian's name and address in **Section 6** if applicable.

5 Check boxes for choosing **Series A and/or B** under **Section 7** and fill in date of received prospectus.

6 Enter the total dollar amount being invested in **Section 8**. If you checked both boxes before, please indicate how much to allocate for each Series.

7 Enter the investor's brokerage account number in **Section 9** if applicable.

8 Enter the Social Security Number OR Taxpayer ID Number, as applicable, in **Section 10** and check the appropriate box to indicate ownership type. For IRA accounts, the Taxpayer ID Number of the Custodian should be entered, as well as the Social Security Number of the investor. For foreign investors, enter Passport Number in Social Security Number field and Country Of Citizenship in Taxpayer ID field. Please submit a copy of your Government ID with your completed subscription documents.

9 The investor must sign and date **Section 11**. If it is a joint account, both investors must sign. In certain cases, the Custodian's signature, as well as the investor's signature, is required.

10 Please check box in **Section 12** if investor is subject to backup withholding.

11 The Registered Representative and the Principal must sign **Section 13**.

12 The name of the Broker-Dealer firm, Registered Representative name, Registered Representative number, address, and phone number must be entered in the box on the top right of the page.

13 On page 2 of the Subscription Agreement please check boxes for choosing **Series A and/or B**.

14 Please fill in the enclosed Suitability Requirements form (front & back page).

The investor should return this Subscription Agreement, Suitability Requirements Form and payment to his or her Broker's office address.
Subscription Agreements, Suitability Requirements Form, payment, and any other required documents should be sent by the Broker-Dealer to either:

1. the administration or Fund Administration office of the selling firm, if firm procedures require, or
2. to the custodial firm if one is required (Superfund Capital Management, Inc. recommends sending documents early in the month so that they reach it before month-end), or
3. to Superfund Capital Management, Inc. c/o Superfund Asset Management, Inc., 489 5th Avenue, New York, NY 10017. Attention: Fund Administration.

If payment is being made by wire transfer, please wire the specified amount for Series A and/or Series B to the following accounts:

SERIES A:
HSBC, Acct. Nr.: 002-600-161, A/C Name: Issuer Services
Ref Nr.: 10877854, ABA# : 021001088, Swift# MRMDUS33

SERIES B:
HSBC, Acct. Nr.: 002-600-161, A/C Name: Issuer Services
Ref Nr.: 10877856, ABA# : 021001088, Swift# MRMDUS33

Please make sure that the amount of money received by Superfund Capital Management, Inc. is net and equals the amount stated on the Subscription Agreement.

Payments must be received AT LEAST FIVE BUSINESS DAYS prior to the cut-off days (as set forth below).

If Investors and/or Broker-Dealers have specific questions about the subscription process, please call Superfund Capital Management, Inc.'s Fund Administration Department at 212-750-6300.

CUT-OFF DAYS	2005
January 31	July 29
February 28	August 31
March 31	September 30
April 29	October 31
May 31	November 30
June 30	December 30

CUT-OFF DAYS	2006
January 31	July 31
February 28	August 31
March 31	September 29
April 28	October 31
May 31	November 30
June 30	December 29

CUT-OFF DAYS	2007
January 31	July 31
February 28	August 31
March 30	September 28
April 30	October 31
May 31	November 30
June 29	December 31

CUT-OFF DAYS	2008
January 31	July 31
February 29	August 29
March 31	September 30
April 30	October 31
May 30	November 28
June 30	December 31

USEN273/1105

QUADRIGA SUPERFUND, L.P.
SUBSCRIPTION AGREEMENT

Broker-Dealer
Broker-Dealer Firm
R.R. Name
R.R. Number/I.D.
R.R. Phone/Fax
R.R. Email Address
R.R. Address

IMPORTANT: READ REVERSE SIDE BEFORE SIGNING

1 ☐ Check here if this is an addition to an existing account. Limited Partner #

	Limited Partner	Joint Limited Partner
2 Last name		
First name		
Residence address Street, City, State, Zip Code (P.O. Box not acceptable)		
3 Additional Information (For Estates, Partnerships, Trusts and Corporations)		
4 Mailing address (if different)		
5 E-mail address		
Telephone/date of birth	- - / M M D D Y Y	- - / M M D D Y Y
6 Custodian name, mailing address, telephone # and e-mail (if applicable)		

7 The investor named above, by execution and delivery of this Subscription Agreement and Power of Attorney, by either (i) enclosing a check/wire payable to "QUADRIGA SUPERFUND, L.P. Series A ☐ B ☐ Escrow Account", or (ii) authorizing the Selling Agent (or Additional Seller, as the case may be) to debit investor's customer securities account in the amount set forth below, hereby subscribes for the purchase of Quadriga Superfund, L.P. Series A ☐ B ☐ units ("Units") at net asset value per unit by the last business day of each month.

The named investor further acknowledges receipt of the Prospectus dated M M D D Y Y, including the First Amended and Restated Limited Partnership Agreement ("Partnership Agreement") of Quadriga Superfund, L.P. (the "Fund"), the Subscription Requirements and the Subscription Agreement and Power of Attorney set forth therein, the terms of which govern the investment in the Units being subscribed for hereby.

8 **Total Amount $** ______ . __ thereof Series A $ ______ . __

(minimum of $ 5,000 for each Series; $ 1,000 or more for additional investments) Series B $ ______ . __

9 **Brokerage Account #** ______ (must be completed if payment is made by debit to investor's securities or other qualified accounts)

10 **Social Security #** ___ - __ - ____ **Taxpayer ID #** __ - _______

Taxable Investors (check one):
- ☐ Individual Ownership
- ☐ Partnership*
- ☐ Corporation*
- ☐ Tenants in Common
- ☐ Joint Tenants with Right of Survivorship
- ☐ Community Property
- ☐ Estate
- ☐ Grantor or Other Revocable Trust*
- ☐ Trust other than a Grantor or Revocable Trust*
- ☐ UGMA/UTMA (Minor)

Non-Taxable Investors (check one):
- ☐ IRA
- ☐ IRA Rollover
- ☐ Profit Sharing*
- ☐ Defined Benefit*
- ☐ Pension*
- ☐ SEP
- ☐ Other (specify)

(* APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E., TRUSTS, PENSION, CORPORATE DOCUMENTS)

11 **INVESTOR(S) MUST SIGN** (Executing and delivering this Subscription Agreement and Power of Attorney shall in no respect be deemed to constitute a waiver of any rights under the Securities Act of 1933 or under the Securities Exchange Act of 1934.)

Date	Signature of Limited Partner	Date	Signature of Joint Limited Partner (if any) or Custodian

12 **UNITED STATES INVESTORS ONLY**

Under penalties of perjury, by signature above I hereby certify that the Social Security Number or Taxpayer ID Number provided is true, correct, and complete.

☐ I have checked the box if I am subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code of 1986.

NON-UNITED STATES INVESTORS ONLY

Under penalties of perjury, by signature above I hereby certify that the Passport Number or Government ID Number provided is true, correct, and complete.

(a) I am not a citizen or resident of the United States or (b) (in the case of an investor which is not an individual) the investor is not a United States corporation, partnership, estate, or trust.

13 **BROKER-DEALER MUST SIGN**

As set forth in the Prospectus, I hereby certify that I have informed the investor of all pertinent facts relating to the risks, tax consequences, liquidity, marketability, management, and control of Superfund Capital Management, Inc. with respect to an investment in the Units . I have also informed the investor of the unlikelihood of a public trading market developing of the Units. I have reasonable grounds to believe, based on information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known by me, that investment in the applicable Series is suitable for such investor in light of his/her financial position, net worth and other suitability characteristics.

Date	Registered Representative Signature	Date	Principal Signature (if required by Selling Agent procedures)
Print Name		Print Name	

LIMITED PARTNERSHIP UNITS
SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

Quadriga Superfund, L.P.
c/o Superfund Asset Management, Inc.
489 5th Avenue
New York, NY 10017

Dear Sir/Madam:

Subscription for Units: I hereby subscribe for the number of Units in Series A ☐ B ☐ of the Fund set forth on the reverse side (minimum $ 5,000) of this Subscription Agreement and Power of Attorney Signature Page, at net asset value per Unit as set forth in the Partnership Agreement. The undersigned's check payable to "Quadriga Superfund, L.P. Series A ☐ B ☐ ESCROW ACCOUNT" in the full amount of the undersigned's subscriptions, (additions, in excess of the required minimum investment, may be made with a minimum investment of $1,000, as described in the Prospectus), accompanies the Subecription Agreement and Power of Attorney Signature Page. If this subscription is rejected, or if no Units are sold, all funds remitted by the undersigned herewith will be returned together with any interest actually earned thereon. If this subscription is accepted, subscribers will earn additional Units in lieu of interest earned on the undersigned subscription while held in escrow. Superfund Capital Management, Inc. may, in its sole and absolute discretion, accept or reject this subscription in whole or in part. If notice of revocation of a subscription is not received by Superfund Capital Management, Inc. at least 10 days before the end of a month, such attempted revocation is void and will not be deemed a written request for redemption. All Units offered are subject to prior sale.

Representations and Warranties of Subscriber: I have received the Prospectus. By submitting this Subscription Agreement and Power of Attorney I am making the representations and warranties set forth in "Exhibit C – Subscription Requirements" contained in the Prospectus, including, without limitation, those representations and warranties relating to my net worth and annual income set forth therein.

Power of Attorney: In connection with my acceptance of an interest in each Series, I do hereby irrevocably constitute and appoint Superfund Capital Management, Inc., and its successors and assignees, as my true and lawful Attorney-in-Fact, with full power of substitution, in my name, place and stead, to (i) file, prosecute, defend, settle, or compromise litigation, claims, or arbitrations on behalf of each series and (ii) make, execute, sign, acknowledge, swear to, deliver, record, and file any documents or instruments which may be considered necessary or desirable by Superfund Capital Management, Inc. to carry out fully the provisions of the Partnership Agreement, which is attached as Exhibit A to the Prospectus, including, without limitation, the execution of the said Partnership Agreement itself and by effecting all amendments permitted by the terms thereof. The Power of Attorney granted hereby shall be deemed to be coupled with an interest and shall be irrevocable and shall survive, and shall not be affected by, my subsequent death, incapacity, disability, insolvency, or dissolution or any delivery by me of an assignment of the whole or any portion of my interest in each Series.

Irrevocability; Governing Law: Except as provided above, I hereby acknowledge and agree that I am not entitled to cancel, terminate, or revoke this subscription or any of my agreements hereunder after the Subscription Agreement and Power of Attorney has been submitted (and not rejected) and that this subscription and such agreements shall survive my death or disability, but shall terminate with the full redemption of all my Units in each Series. Except as to matters of state or federal securities laws, this Subscription Agreement and Power of Attorney shall be governed by and interpreted in accordance with the laws of the State of Delaware.

CONSENT TO DELIVERY OF ELECTRONIC STATEMENTS

I/we hereby expressly agree to the electronic processing and transfer of the below described data regarding my/our investment in the Fund, as well as making these data accessible via the internet through Superfund Capital Management, Inc. as described below. This declaration of consent refers in particular, without limitation, to the following financial data (hereinafter called "financial data"):

- Name of product
- Value of the respective subscription/redemption ("transactions")
- Number of subscribed/redeemed or held Units
- Performance since subscription

My/our financial data will only be made accessible electronically via the internet if the declaration of consent in the application form has been signed by one or both (in the case of a joint account where the signature of both applicants is required for any transaction) investor(s). I/we furthermore expressly agree that all financial data, including the name of the respective investor(s), will be available for those companies (intermediaries) which have effected the investment in the Fund. This also includes companies whose services/consultancy regarding my/our investment in the Fund have explicitly been required. I/we am/are aware that this declaration of consent may be revoked at any time without providing a reason. The above mentioned financial data will be made available free-of-charge except for any applicable internet communication or other usage changes to which I/We may be or may become subject. No responsibility is taken for the completeness and correctness of the data contents by Superfund Capital Management, Inc. or any of its affiliates (hereinafter collectively referred to as "Superfund Group"). The above mentioned data are made available without any (legal) obligation by the Superfund Group. I/we am/are aware of and agree to the provision of the mentioned (electronically processed) financial data (including name) to the above mentioned companies in order to provide me/us with information concerning my/our investment, and deal in connection with any claims, subject to applicable privacy laws, asserted by these companies against the Superfund Group. All financial data will only be accessible on the internet after entering my/our user identification, or the user identification of the respective company, and the respective unique password. The mentioned financial data are made available on the internet free-of-charge and on a voluntary basis by the Superfund Group and may be revoked permanently or temporarily through without notice. Any liability part of the Superfund Group is expressly excluded, as well as claims by the investor(s) towards the Superfund Group in connection with making the mentioned financial data available on the internet. This also applies to cases where the data was not (completely) made available on the internet. The Superfund Group is furthermore not liable for an improper use of the financial data by unauthorized persons, unless it occurs due to a deliberate or grossly negligent, unlawful violation by the Superfund Group of its legal and contractual obligations. Liability regarding any losses resulting from or related to the financial data is hereby explicitly excluded. It is understood that this declaration of consent is not part of the respective agreement(s) or the contractual relationship(s) which forms the basis of my/our investment in the Fund. If any of the provisions of this declaration of consent is or becomes ineffective, unfeasible or unenforceable, this does not affect the effectiveness of the remaining provisions. In such a case the ineffective, unfeasible or unenforceable provision will be replaced by a legally allowed and effective, feasible or enforceable provision, as the case may be, which leads to the same result originally intended by me/us and Superfund Capital Management, Inc., which does not violate any legal provisions. This declaration of consent may be revoked by me/us upon prior written notice to the Superfund Group.

Date	Signature of Limited Partner	Date	Signature of Joint Limited Partner (if any) or Custodian

USEN3305/1105

QUADRIGA SUPERFUND, L.P.
SUITABILITY REQUIREMENTS FORM

By subscribing for Units of the Fund, you will be required to fill out this form in its entirety, and to satisfy any applicable special state suitability requirement described in this form. Therefore, please make sure that you carefully review all representations and warranties and state suitability requirements before signing this form. The undersigned form must be mailed or delivered to the placement agent together with the Subscription Agreement and all other necessary documents. For a successful subscription of Units, all documents must be received at least 5 business days before the initial, or applicable, monthly closing.[1]

[1]Note: If you have already been admitted to the Fund as a Limited Partner and you are purchasing additional Units, you do not need to complete this form.

Please indicate the Series you are subscribing for: **Series** ☐ A ☐ B (please check the appropriate box)

Limited Partner

Last name ______________________ Telephone ___ - ___ - ____

First name ______________________ Date of birth ____________

Residence address (Street, City, State, Zip Code) ______________________ Sex ☐ Male ☐ Female

Occupation ______________________

Additional Information (For Estates, Partnerships, Trusts and Corporations) ______________________

Family Status ☐ Married ☐ Single ☐ Divorced ☐ Widowed

E-mail address ______________________

What is your Annual Income (AI)? ______________________

What is your approximate net worth (NW) exclusive of residence and automobiles? ______________________

How did you finance the investment? ☐ Own Money ☐ Loan ☐ Other

Receipt of Documentation: The regulations of the Commodity Futures Trading Commission ("CFTC") require that you be given a copy of the Prospectus, as well as certain additional documentation consisting of: (a) a supplement to the Prospectus, which must be given to you if the Prospectus is dated more than nine months before the date that you first received the Prospectus, and (b) the most current monthly account statement (report) for the Fund. By subscribing for Units, you hereby acknowledge receipt of the Prospectus and the additional documentation referred to above, if any.

Admission to the Fund: Please be informed that you will not be issued a certificate evidencing the Units that you are purchasing, but you will receive a written confirmation of the purchase in Superfund Capital Management, Inc.'s customary form.

State Suitability Requirements: Except as indicated below, investors must have a net worth (exclusive of home, furnishings and automobiles) of at least $150,000 or, failing that standard, have both a net worth (same exclusions) of at least $45,000 and an annual gross income of at least $45,000. If an investor is subscribing with his/her spouse as joint owners, he/she may count joint net worth and joint income in satisfying these requirements, as well as the special requirements described below. Investors must also make a minimum aggregate investment of $5,000. However, the states listed below (or, in certain cases, in special Supplements attached to the Prospectus) have more restrictive suitability or minimum investment requirements for their residents. Please read the following list to make sure that you meet the minimum suitability and/or investment requirements for the state in which you reside. (As used below, "NW" means net worth exclusive of home, furnishings, and automobiles; "AI" means annual gross income; and "TI" means annual taxable income for federal income tax purposes.)

1. Alaska $60,000 (TI) and $60,000(NW), or $225,000(NW).
2. Arizona $60,000 (TI) and $60,000(NW), or $225,000(NW).
3. California $65,000(AI) and $250,000(NW), or $500,000(NW).
4. Iowa $65,000(TI) and $250,000(NW), or $500,000(NW).
5. Kansas Kansas investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).
6. Maine $50,000(AI) and $50,000(NW), or $200,000(NW).
7. Michigan $60,000(TI) and $60,000(NW), or $225,000(NW).
8. Missouri $60,000(TI) and $60,000(NW), or $225,000(NW)
9. New Jersey $60,000(TI) and $60,000(NW), or $225,000(NW)
10. New Mexico $75,000(AI) and $75,000(NW), or $200,000(NW)
11. North Carolina $60,000(TI) and $60,000(NW), or $225,000(NW)
12. Pennsylvania $50,000(TI) and $100,000(NW), or $175,000(NW)
13. Tennessee $65,000(TI) and $65,000(NW), or $250,000(NW)
14. Texas $60,000(TI) and $60,000(NW), or $225,000(NW)

Representations and Warranties > see reverse side

Communication Issues

I allow the Placement Agent to contact me either by telephone, facsimile or email in any case of Product or Market-Information directly.

SIGNATURE If Subscriber(s) Are Individuals

______________________ Date ________

Signature of Subscriber

Name of Subscriber (Print or Type) ______________________

______________________ Date ________

Signature of Co-Subscriber

Name of Co-Subscriber (Print or Type) ______________________

If Subscriber is an Entity

Name of Entity (Print or Type) ______________________

______________________ Date ________

By: Authorized Signatory

Name of Signatory (Print or Type) ______________________

Title (Print or Type) ______________________

USE4005/1105

QUADRIGA SUPERFUND, L.P.
SUITABILITY REQUIREMENTS FORM

Representations and Warranties

By executing the Subscription Agreement, you (for yourself and any co-subscriber, and, if you are signing on behalf of an entity, on behalf of and with respect to that entity and its shareholders, partners, beneficiaries or members), represent and warrant to Superfund Capital Management, Inc. and the Fund as follows *(As used below, the terms "you and your" refer to you and your co-subscriber, if any, or if you are signing on behalf of an entity, that entity):*
(Please initial each item to indicate your acknowledgement or representation)

______ 1. I have received a copy of the Prospectus, including the Partnership Agreement.

______ 2. If an individual subscriber, I am of legal age to execute the Subscription Agreement and am legally competent to do so.

______ 3. I satisfy the applicable financial suitability and minimum investment requirements, as set forth on page D-5 under the caption State Suitability Requirements (or in a special Supplement to the Prospectus) for residents of the state in which I reside. I agree to provide any additional documentation requested by Superfund Capital Management, Inc., as may be required by the securities administrator of my state of residence, to confirm that I meet the applicable minimum financial suitability standards to invest in the Fund.

______ 4. The address on the Subscription Agreement is my true and correct residence and I have no present intention of becoming a resident of any other state or country. All the information that I have provided on the Subscription Agreement is correct and complete as of the date indicated thereon and, if there is any material change in that information before my admission as a Limited Partner, I will immediately furnish such revised or corrected information to Superfund Capital Management, Inc.

______ 5. If I am representing an employee benefit plan, to the best of my knowledge, neither Superfund Capital Managment, Inc., nor any of its affiliates: (a) has investment discretion with respect to the investment of my plan assets; (b) has authority or responsibility to give or regularly gives investment advice with respect to such plan assets for a fee and under an agreement or understanding that such advice (i) will serve as a primary basis for investment decisions with respect to such plan assets and (ii) will be based on the particular investment needs of the plan; or (c) is an employer maintaining or contributing to that plan. For purposes of this representation (5), an "employee benefit plan" includes plans and accounts of various types (including their related trusts) which provide for the accumulation of a portion of an individual's earnings or compensation, as well as investment income earned thereon, free from federal income tax until such time as funds are distributed from the plan, and include corporate "pension" and profit-sharing plans, "simplified employee pension plans", "Keogh" plans for self-employed individuals and individual retirement accounts ("IRAs").

______ 6. Unless representation (7) or (8) below is applicable, my subscription is made with my funds for my own account and not as trustee, custodian, or nominee for another.

______ 7. If I am subscribing as a custodian for a minor, either (a) the subscription is a gift I have made to that minor and is not made with that minor's funds, in which case the representations as to net worth and annual income below apply only to myself, acting as custodian, or (b) if the subscription is not a gift, the representations as to net worth, and annual income below apply only to that minor.

______ 8. If I am subscribing as a trustee or custodian of an employee benefit plan, or of an IRA, at the direction of the beneficiary of that plan or IRA, all representations in the Subscription Agreement apply only to the beneficiary of that plan or IRA.

______ 9. If I am subscribing in a representative capacity, I have full power and authority to purchase Units and enter into and be bound by this Agreement on behalf of the entity for which I am purchasing the Units, and that entity has full right and power to purchase the Units and enter into and be bound by the Subscription Agreement, and become a Limited Partner under the Partnership Agreement.

______ 10. I am either: (a) not required to be registered with the Commodity Futures Trading Commission ("CFTC") or to be a member of the National Futures Association ("NFA"); or (b) if so required, I am duly registered with the CFTC and am a member in good standing of the NFA.
Entities that acquire Units must indicate whether they are registered with the CFTC as commodity pools, whether they are exempt from registration as a commodity pool, or whether they are not a commodity pool.
  a.) The entity subscribing for Units is a commodity pool and its sponsor and/or principals are registered as commodity pool operators ("CPOs") and members of the National Futures Association ("NFA").
  Provide NFA ID: ____________________.
  b.) The entity subscribing for Units is a commodity pool but its sponsors and/or principals are not required to be registered CPOs because of an exemption under the Commodity Exchange Act or CFTC Regulations.
  State the exemption claimed____________________.
  Such entities must also provide a copy of the exemption letter filed with NFA by its sponsor and/or principals.
  c.) The entity subscribing for Units is not a commodity pool. Such entities must provide a seperate statement stating the purpose of forming the entity and that such entity does not solicit or accept funds to trade commodity contracts.

______ 11. I understand that the Partnership Agreement imposes substantial restrictions on the transferability of my Units and that my investment is not liquid except for limited redemption provisions, as set forth in the Prospectus and the Partnership Agreement.

______ 12. For Tennessee investors only: I understand that the rate at which each Series' performance fee is calculated exceeds the maximum rate for incentive or performance fees payable under the Guidelines for Registration of Commodity Pool Programs adopted by the North American Securities Administrators Association, as more fully described on page C-3.

By making the representations and warranties set forth above, investors should be aware that they have not waived any rights of action which they may have under applicable federal or state securities laws. Federal and state securities laws provide that any such waiver would be unenforceable. Investors should be aware, however, that the representations and warranties set forth above may be asserted in the defense of the Fund, Superfund Capital Mangement, Inc., or others in any subsequent litigation or other proceedings.